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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2002 (JULY 25, 2002)
                                                  ------------------------------

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


              1-11570                              13-3098275
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     (COMMISSION FILE NUMBER)          IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

     On July 25, 2002, Allied Healthcare International Inc. (the "Company") consummated the reorganization (the "Reorganization") contemplated by the Master Reorganization Agreement, dated as of April 24, 2002, as amended on May 16, 2002 and June 26, 2002 (the "Reorganization Agreement"), among the Company, two of the U.K. subsidiaries of the Company -- Allied Healthcare Group Limited ("Allied Healthcare (UK)") and Transworld Healthcare (UK) Limited ("TWUK") -- and certain investors in such subsidiaries. In the Reorganization, the Company acquired all of the equity investments in TWUK not already owned by it and all of the senior subordinated debt of Allied Healthcare (UK) was replaced by shares of the Series A Convertible Preferred Stock of the Company. The Company believes that the Reorganization results in the Company having a more straight-forward and integrated management and corporate structure.

     In the Reorganization, the Company issued an aggregate of 1,468,832 shares of its Common Stock and 7,773,660 shares of its Series A Convertible Preferred Stock in return for all of the equity investments in TWUK not already owned by the Company and all of the senior subordinated debt of Allied Healthcare (UK). In addition, as a result of the consummation of the Reorganization, the Company is obligated to issue an additional 890,098 shares of its Common Stock to two funds and certain current and former members of management (or, at the option of such investors, to their respective assignees) that held senior subordinated debt of Allied Healthcare (U.K.). The Company has agreed to register the resale of all of the shares of its Common Stock (including the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock of the Company) issued or issuable in the Reorganization (an aggregate of 10,132,590 shares of Common Stock).

         The CUSIP number for the Series A Convertible Preferred Stock of the Company is 01923A 20 8.

         The Reorganization is described in the Company's proxy statement/prospectus dated May 23, 2002, as supplemented by Supplement No. 1 thereto, dated July 12, 2002, which was filed with the Securities and Exchange Commission on July 16, 2002. The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof attached hereto as an exhibit, which is incorporated into this Item 2 as an exhibit.

ITEM 5. OTHER EVENTS

         Pursuant to the Certificate of Amendment (to the Certificate of Incorporation of the Company) relating to the Series A Convertible Preferred Stock of the Company, the holders of the Series A Convertible Preferred Stock are entitled, voting as a separate class, to elect one director to the board of directors of the Company until such time as Triumph Partners III, L.P. (or its affiliates) beneficially owns less than 50% of the shares of Series A Convertible Preferred Stock issued to it in the Reorganization. On July 29, 2002, persons who received a majority of the Series A Convertible Preferred Stock in the Reorganization exercised this right and elected

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Frederick S. Moseley IV to the board of directors of the Company. Certain biographical and other information with respect to Mr. Moseley is set forth in the Company's proxy statement/prospectus dated May 23, 2002, as supplemented by Supplement No. 1 thereto dated May 23, 2002, which was filed with the Securities and Exchange Commission on July 16, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHBITS.

         (a)      Financial Statements of Business Acquired

         The financial statements of TWUK are incorporated herein by reference to Supplement No. 1, dated July 12, 2002, to the proxy statement/ prospectus dated May 23, 2002, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 16, 2002.

         (b)      Pro Forma Financial Information

         Pro forma financial statements of the Company which give effect to the Reorganization are incorporated herein by reference to Supplement No. 1, dated July 12, 2002, to the proxy statement/prospectus dated May 23, 2002, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 16, 2002.

         (c)      Exhibits

         4.1 Certificate of Amendment to the Certificate of Incorporation of Allied Healthcare International Inc. (the "Company") relating to its Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of New York on June 26, 2002.

         4.2 Specimen stock certificate for the Series A Convertible Preferred Stock of the Company.

         10.1 Master Reorganization Agreement, dated as of April 24, 2002, among the Company, Allied Healthcare Group Limited ("Allied Healthcare (UK)"), Transworld Healthcare (UK) Limited ("TWUK") and the Investors named therein (incorporated by reference to Annex A-1 to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 (Registration Statement No. 333-87304) of the Company, as filed with the Securities and Exchange Commission on May 1, 2002).

         10.2 First Amendment to the Master Reorganization Agreement, dated as of May 16, 2002, by and among the Company, Allied Healthcare (UK), TWUK and the Investors named therein (incorporated by reference to Exhibit 10.17A to Amendment
                  No. 1 to the Registration Statement on Form S-4 (Registration


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                  Statement No. 333-87304) of the Company, as filed with the
                  Securities and Exchange Commission on May 21, 2002).

         10.3 Second Amendment to the Master Reorganization Agreement, dated as of June 26, 2002, by and among the Company, Allied Healthcare (UK), TWUK and the Investors named therein.

         10.4 Amendment No. 1, dated as of July 25, 2002, among Allied Healthcare Group Limited, TWUK and the purchasers named therein to the Securities Purchase Agreement dated December 17, 1999.

         10.5 Registration Rights Agreement, dated as of July 25, 2002, among the Company and the persons named therein.

         10.6 Amendment No. 1, dated as of July 25, 2002, among TWUK, Allied Healthcare (UK), Richard Green, Triumph Partners III, L.P. and the Company to the Voting Trust Agreement dated December 17, 1999.

         23.1     Consent of Ernst & Young LLP.

         99.1 Financial statements of TWUK required by Item 7 (incorporated by reference to Supplement No. 1, dated July 12, 2002, to the proxy statement/prospectus dated May 23, 2002, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)under the Securities Act of 1933, as amended, on July 16, 2002).

         99.2 Pro forma financial information required by Item 7 (incorporated by reference to Supplement No. 1, dated July 12, 2002, to the proxy statement/prospectus dated May 23, 2002, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 16, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2002

                                 ALLIED HEALTHCARE INTERNATIONAL INC.


                                 By: /s/ John B. Wynne
                                     ------------------
                                     Name:  John B. Wynne
                                     Title: Vice President and Chief Financial
                                            Officer